UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2013

    ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

10850 West Park Place, Suite 1200 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 5, 2013, ARI Network Services, Inc. (the “Company”) announced that its application to list the Company’s common stock on the NASDAQ Capital Market has been approved by the NASDAQ Stock Market LLC, a unit of the NASDAQ OMX Group, and that such trading is expected to begin effective December 9, 2013.  The press release issued by the Company on December 5, 2013 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No	Description

99.1	Press Release dated December 5, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 5, 2013

ARI NETWORK SERVICES, INC.

By:

/s/ William A. Nurthen

William A. Nurthen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 5, 2013

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